                                                                  EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the Commonfund Institutional Funds on Form N-CSR for the period ending April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


Date:  July 7, 2003                     /s/ Verne Sedlacek
      ---------------   --------------------------------------------------------
                         Verne Sedlacek,  President and Chief Executive Officer

                                                                  EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the Commonfund Institutional Funds on Form N-CSR for the period ending April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


Date:   July 7, 2003                    /s/ Peter Kirby
      ---------------   --------------------------------------------------------
                          Peter Kirby, Treasurer